INVESTMENT AGREEMENT
                                 October 9, 1996
                 Investment in Nortech Forest Technologies, Inc.

The undersigned Investor hereby agrees to purchase an investment unit in Nortech Forest Technologies, Inc. 7600 West 27th Street, St. Louis Park, Minnesota 55426 ("Nortech" or "Company") and to purchase shares from an Existing Shareholder on the following terms.


Investment unit consisting of          Purchase unit consisting of 284,615 newly issued
shares and warrants                    common shares of Nortech at $1.30 per share, plus
                                       a three-year warrant to purchase 100,000 common
                                       shares at $1.30 per share. Price for unit: $340,000.

Purchase from Existing Shareholder:    Purchase 250,000 common shares from an
                                       Existing Shareholder at $0.01 per share. Price
                                       $2,500. Clean tradable 2-3 days.

Shares outstanding:                    Nortech represents that as of the date hereof, the
                                       total number of common shares outstanding is
                                       1,065,375.

Convertible notes:                     Convertible note holders with $190,000
                                       outstanding agree to convert those notes at $1.30
                                       per share for a total of 146,154 shares.

Other shareholder debt:                David Clinton, shareholder and former director,
                                       extends his $150,000 note for six months, or until
                                       an additional $500,000 of new equity is obtained
                                       by Nortech.

Registration rights:                   Nortech agrees to give Investor demand
                                       registration rights upon 90 days notice.

Use of funds:                          Working capital and operating expenses to
                                       support the Company's growth following the
                                       summary of Use of Funds provided.

Board representation and               Nortech agrees that the Investor will have the
inspection rights                      right to designate one individual to serve on the
                                       Board of Directors. Investor shall have the right
                                       to inspect the Company's premises at times
                                       convenient to both parties and will receive
                                       monthly financial statements, usually prepared by
                                       the Company.

Closing date:                          The Investor is prepared to make the investment
                                       pursuant to this Agreement on or before noon of
                                       Monday, October 14, 1996.
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The terms of this Agreement shall remain confidential except to Nortech's directors, officers and advisors. The terms hereof shall be interpreted according to the laws of the State of Minnesota.


AGREED AND ACCEPTED

NORTECH FOREST TECHNOLOGIES, INC.            INVESTOR

By                                           Signature
   --------------------------------------              -------------------------
   Thomas de Petra, Chief Executive Officer

                                             Name
                                             Printed Richard Neslund
                                                     ---------------------------
Date: October 10, 1996                       Date 10/10/96
      ----------------                            ------------------------------

EXISTING SHAREHOLDER


-----------------------------------------

Name printed  Robert H. Gilbertson
              ---------------------------
Date  10/10/96
     ------------------------------------